                                CARRIER AGREEMENT
                                     BETWEEN
                                   AT&T CORP.
                                       AND
                            LONG DISTANCE DIRECT INC.






                          CONFIDENTIAL AND PROPRIETARY
                                    between
                       AT&T and Long Distance Direct, Inc.
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                                TABLE OF CONTENTS
                                -----------------

  Section 0        Signature Page
  Section 1:       General Terms and Conditions
  Section 2:       Eligibility of Customer
  Section 3:       Responsibilities of Customer
  Section 4:       Responsibilities of AT&T
  Section 5:       Services and Service Descriptions
  Section 6:       Service Rates, Terms and Conditions








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                                       Initials
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SECTION 0: SIGNATURE PAGE

      THIS CARRIER AGREEMENT ("Agreement") is made and entered into by and between AT&T Corp., a corporation organized and existing under the laws of the State of New York and having an office at 295 North Maple Avenue, Basking Ridge, New Jersey 07920 ("AT&T") and Long Distance Direct Inc., having an office at ________________________________________ ("Customer"). The terms and conditions herein constitute an offer by Customer as of the date of Customer's signature below which may be accepted only by AT&T's signature below. This Agreement shall become effective when signed by both parties.

      AT&T and Customer, acting through their duly authorized representatives, hereby agree to the terms set forth in Sections 1 through 6 of this Agreement as attached hereto.

CUSTOMER                                AT&T CORP.

By /s/ MICHAEL PRESTON                  By /s/  L.R. Zingale
   -----------------------                 -----------------------

   MICHAEL PRESTON                      L.R. Zingale
   -----------------------              -----------------------
   Printed or Typed Name                Printed or Typed Name

   Vice-President, CFO                  Spec. Mkts. V.P.
   -----------------------              -----------------------
   Title                                Title


   February 6, 1997                     2/10/97
   -----------------------              -----------------------
   Date                                 Date



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SECTION 1: GENERAL TERMS AND CONDITIONS

1.A. Assignment. Customer may not assign this Agreement in whole or in part without the prior written consent of AT&T, which shall not be unreasonably withheld. AT&T may, in its discretion, condition its consent to such assignment upon the posting of an appropriate deposit by the assignee pursuant to Paragraph 4.D of this Agreement. AT&T reserves the right to deny or revoke its consent to such assignment at any time if the assignee proves unwilling or unable to meet the eligibility requirements of this Agreement, in which event the Customer shall remain or again become responsible for performance of all terms of this Agreement. This provision shall not affect the Customer's right to resell Service. Further, any resale or assignment shall not release the original Customer from its obligations under this Agreement.

1.B. Combination with Other Services or Offers. This AT&T Carrier Agreement may not be used in conjunction with any other AT&T Carrier Agreement, AT&T Contract Tariff, or promotions for any AT&T Services.

1.C. Independent Parties. The relationship established by this Agreement shall in no way constitute AT&T (or its agents or employees) as a partner, agent or fiduciary of Customer. The relationship established by this Agreement shall in no way constitute the Customer (or their agents or employees) as a partner, agent or fiduciary of AT&T. The provision of Service described in this Agreement does not establish any joint undertaking, joint venture, or fiduciary relationship between AT&T and Customer.

I.D. Acknowledgment of Right to Compete. Customer acknowledges and understands that it remains at all times solely responsible for the success and profits of its business, and that AT&T makes no promises, warranties or representations regarding the Customer's business success or prospects of business success in connection with the provision of service pursuant to this Agreement. Customer acknowledges and understands that AT&T will continue to market AT&T services directly to the public and that such marketing may from time to time bring AT&T into direct or indirect competition with Customer, and that AT&T may also market its services to competitors of Customer. Customer acknowledges and understands that nothing in this Agreement diminishes or restricts in any way the rights of AT&T to engage in competition with Customer or to market its services to competitors of Customer.

1.E. Use of Proprietary Information. In the event that either Customer or AT&T, in the course of performance of their obligations to each other under this Agreement, obtains or receives proprietary information from the other, it agrees to use such information only for the purpose of complying with its obligations under this


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      Agreement and not to use such information for its own marketing purposes. Customer acknowledges that AT&T may use for its own marketing purposes any and all information that it obtains from sources other than Customer, including but not limited to information that AT&T may have regarding Customer's End-Users as a result of the past or present sale or provision by AT&T of telecommunications services or equipment to said End-Users.

1.F. Force Majeure. Neither party nor its affiliates, subsidiaries, subcontractors, or parent corporation shall be liable in any way for delay, failure in performance, loss or damage due to any of the following: fire, strike, embargo, explosion, power blackout, earthquake, volcanic action, flood, war, water, the elements, labor disputes, civil or military authority, acts of God, acts of the public enemy, inability to secure raw materials, inability to secure products, acts or omissions of carriers, or other causes beyond its reasonable control, whether or not similar to the foregoing.

1.G. Severability. If any portion of this Agreement shall be found to be invalid or unenforceable, such portion shall be void and of no effect, but the remainder of the Agreement shall continue in full force and effect unless the Agreement fails of its essential purpose without the voided portion.

1.H. Notices. All notices, identifications, formal requests or other formal communications required or desired to be given in connection with this Agreement, shall be in writing and shall be effective when delivered in person, mailed by registered or certified post or sent by Telex or facsimile ("FAX") to the recipient party, unless the parties otherwise agree in writing. Notice shall be addressed to the following:

            If to AT&T:

            If to Customer:


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1.I.  Modification And Waiver. This Agreement may be modified only by a writing signed by both parties. The failure of a party to enforce any right under this Agreement at any particular point in time shall not constitute a continuing waiver of any such right with respect to the remaining term of this Agreement, or the waiver of any other right under this Agreement.

1.J. Compliance with Laws. Each party is responsible for its own compliance with all laws and regulations affecting its business, including but not limited to the collection and remittance of all taxes and other levies imposed by law.

1.K. Choice of Law. The domestic law of the State of New York, except its conflict-of-laws rules, shall govern the construction, interpretation, and performance of this Agreement.

1.L. Confidentiality. The Terms, conditions, and rates contained in this Agreement are confidential, and shall remain so unless and until it shall be determined by AT&T that the Communications Act of 1934 (or any subsequent legislation) and the regulations promulgated thereunder require the filing of this Agreement with the Federal Communications Commission ("Commission"), or unless the Commission orders the filing of this Agreement pursuant to authority granted to the Commission by law or regulation. In such event, AT&T shall file the Agreement within thirty days of its execution, or upon such determination that filing is required, or upon being ordered by the Commission to do so (whichever is later); provided, that AT&T nonetheless shall keep the identity of Customer confidential unless required by law, regulation or the Commission to disclose such identity. Absent such filing requirement, neither party shall disclose the terms or conditions of this Agreement to any third party, nor issue any public statements relating to this Agreement without the written consent of the other party, unless such disclosure or statement is reasonably believed by the party to be compelled by governmental authority. A disclosing party shall furnish reasonable prior notice to the other party before making the statement or disclosure unless prohibited by law from doing so.


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1.M.  Dispute Resolution. If a dispute arises out of or relates to this
      Agreement, or its breach, the parties agree to submit the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association ("AAA"), to be held in Morristown, New Jersey. If not resolved by mediation, it shall be referred to a sole arbitrator selected by the parties within thirty (30) days of the mediation or, in the absence of such selection, to AAA arbitration which shall be governed by the United States Arbitration Act and judgment on the award may be entered in any court having jurisdiction. The arbitrator may not limit, expand or otherwise modify the terms of this Agreement. The parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and results of mediation and arbitration in confidence.

1.N. Trade Names, Trademarks, Service Marks and Registered Marks. Neither Customer nor AT&T shall use the other's trade names, trademarks or service marks ("Marks") without the prior written approval of the other party. Neither shall display or use the other's Marks, nor permit the same to be displayed or used by third parties. Nothing in this Agreement creates in a party rights in the Marks of the other.

1.0. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject maker hereof and supersedes all prior written or oral agreements, proposals or understandings.


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1.P.  Definitions. As used in this Agreement, the definitions set forth in AT&T
      Tariff F.C.C. Nos. 1, 2, 9, 11 and 14 shall apply except to the extent that they are modified or supplemented as follows:

            1.P.1. End-Users: Those persons or entities to which Customer provides service as a telecommunications common carrier utilizing the service provided to Customer by AT&T pursuant to this Agreement.

            1.P.2. Dispute: Any controversy or claim between the parties under this Agreement or which relates directly or indirectly to this Agreement or the services provided hereunder, whether based on contract, product liability, statute, tort (including negligence or strict liability) or other legal or equitable theory, whenever brought, between the parties or any of their employees or agents.

            1.P.3. CISD: The date for commencement of installation of Service established pursuant to Paragraph 3.B. of this Agreement.

            1.P.4. Tariffs: As used in this Agreement, the term "tariffs", Applicable Tariffs", or any variation thereof shall mean AT&T Tariff F.C.C. Nos. 1, 2, 9, 11 and 14, in effect on the effective date of this Agreement and any subsequent revisions to such AT&T tariffs as such tariffs pertain to the AT&T telecommunications services provided pursuant to this Agreement, as well as the documents which will replace those tariffs when AT&T cancels those tariffs.

            l.P.5. Direct Dial Station Call: That service where the person originating the call dials the telephone number desired, completes the call without the assistance of an operator, and the call is billed to the originating number.


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SECTION 2: REQUIREMENTS AND CERTIFICATION OF ELIGIBILITY

2.A. Eligibility. The rates, terms and conditions herein are expressly conditioned upon the Customer's meeting the following eligibility requirements. Customer is an interexchange telecommunications common carrier which certifies as follows:

      2.A.1. Customer has obtained the required operating authority in all states in which it conducts business, as well as all authority required by the FCC for resale of telecommunications services, including but not limited to authority required pursuant to Section 214 of the Communications Act of 1934, 47 U.S.C. ss.214.

      2.A.2. Customer complies and will continue to comply at all times with all federal and state laws and regulations applicable to the sale and provision of service to its customers, including but not limited to those laws and regulations applicable to the authorization and proof of authorization necessary to convert an End-Users former service to Customer's service as the End-User's Primary Interexchange Carrier.

      2.A.3. Customer will utilize the Service offered hereunder only for lawful purposes, including but not limited to resale of the Service or components thereof. In the event that Customer resells the Service provided hereunder, it will do so only under its own names, tradenames, logos, trademarks or servicemarks. Customer will not publish or use any advertising, sales promotions, press releases, or other publicity matters which use AT&T's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish AT&T from its competitors (or which use confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols), and will not conduct business under AT&T's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish AT&T from its competitors (or under any confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols). Customer (including its agents, representatives and independent contractors) will not indicate or imply to any person or entity that it is AT&T which is selling or providing service to Customer's End-users, or that it is affiliated or authorized by AT&T to sell or provide such service to them or that it is selling or providing such service to them jointly or in collaboration or partnership with AT&T, or as the agent of AT&T.

      2.A.4. Customer has had no complaints or proceedings brought against it, within two months prior to its execution of this Agreement, by the FCC, by any state public utilities commission by any state Attorney General, or by any other federal


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or state authority charging Customer with misrepresenting its affiliation or relationship to AT&T or to any other carrier whose service it has resold, and no such complaints or proceedings are pending as of Customer's execution of this Agreement.

2.B. Termination for Lack of Eligibility. If at any time during the term of this Agreement Customer fails to comply with any requirement for eligibility contained in Paragraphs 2.A.1 through 2.A.4., above, such failure shall constitute a material breach of this Agreement which shall entitle AT&T to terminate this Agreement and the Service provided hereunder on five (5) days written notice. In the event of such termination, Customer shall indemnify, defend and hold harmless AT&T from any and all complaints, causes or action or other claims brought against AT&T by any of Customer's End-Users due to said termination.

2.C. Default. If at any time during the term of this Agreement either party shall commit an act of bankruptcy within the meaning of the United States Federal Bankruptcy Act, or bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation, or other proceedings shall be instituted by or against either party or all or any substantial part of its property under an applicable law of the United States or any state thereof, and such proceeding shall not be dismissed within ninety (90) calendar days, the non-defaulting party shall have the right to terminate this Agreement.


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SECTION 3: RESPONSIBILITIES OF AT&T

3.A. Provision of Service. Subject to its Correspondence Agreements and regulation by Federal and state authorities, AT&T shall provide Service in accordance with its standard practices and procedures for the operation of its network. AT&T is responsible for the provision of Service from station to station, but is not responsible for the quality of transmission or signaling on the Customer's side of the interface at a Customer's premises. Service is furnished subject to the availability of the service components required.

3.B. Installation. Upon execution of this Agreement AT&T shall establish a due date for commencement of installation of Service and confirm said date with the Customer (CISD). A Customer may delay said due date for commencement of installation when the Customer's written request for said delay is received by AT&T at least five (5) business days prior to said due date, provided that the delay of said due date shall not exceed 30 cumulative calendar days. AT&T will make every reasonable effort to commence installation of Service by the due date, but Customer acknowledges that in some cases a delay in commencement of installation may be unavoidable. If commencement of installation is delayed for more than 45 days beyond the due date, and such delay is not requested or caused in whole or in part by the Customer, the Customer may cancel its order for Service pursuant to this Agreement and shall not thereby be considered to have breached this Agreement; such cancellation shall be Customer's sole remedy for such delay.

3.C. Maintenance. AT&T shall maintain Service in conformity with its standard network operating procedures.

3.D. Limitation of Liability. AT&T (INCLUDING ITS SUBSIDIARIES, AFFILIATES, PREDECESSORS, SUCCESSORS AND ASSIGNS) MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO SERVICES OR PRODUCTS PROVIDED PURSUANT TO THIS AGREEMENT. AT&T'S LIABILITY FOR SERVICE INTERRUPTIONS FOR ANY SERVICE PROVIDED PURSUANT TO THIS AGREEMENT SHALL NOT EXCEED AN AMOUNT EQUAL TO A PRO-RATED PORTION OF THE RECURRING CHARGES PROVIDED FOR UNDER THIS AGREEMENT FOR THE SERVICE AFFECTED FOR THE PERIOD(S) DURING WHICH SAID SERVICE WAS AFFECTED. THIS LIMITATION OF LIABILITY SHALL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, WARRANTY, STRICT LIABILITY, OR NEGLIGENCE (INCLUDING WITHOUT LIMITATION ACTIVE AND PASSIVE NEGLIGENCE). IN NO EVENT SHALL AT&T BE


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LIABLE FOR CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES OR LOST PROFITS SUSTAINED
BY REASON OF ITS PERFORMANCE OF THIS AGREEMENT, OR FOR ANY FAILURE, BREAKDOWN, OR INTERRUPTION OF SERVICE, WHATEVER SHALL BE THE CAUSE, OR HOWEVER LONG IT SHALL LAST, AND REGARDLESS OF WHETHER ANYONE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. AT&T SHALL HAVE NO LIABILITY FOR DAMAGES CAUSED (1) BY CUSTOMER'S FAILURE TO PERFORM ITS RESPONSIBILITIES UNDER THIS AGREEMENT, OR (2) BY THE ACTS OF THIRD PARTIES (INCLUDING WITHOUT LIMITATION CUSTOMER'S USERS OR END USERS). AT&T DOES NOT GUARANTEE OR MAKE ANY WARRANTY WITH RESPECT TO THE SERVICE PROVIDED PURSUANT TO THIS AGREEMENT WHEN USED IN AN EXPLOSIVE ATMOSPHERE. THIS AGREEMENT DOES NOT CREATE ANY CLAIM OR RIGHT OF ACTION, NOR IS IT INTENDED TO CONFER ANY BENEFIT ON ANY THIRD PARTY, INCLUDING BUT NOT LIMITED TO ANY USER OR END-USER OF CUSTOMER. THE LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL SURVIVE FAILURE OF AN EXCLUSIVE REMEDY.

3.E. Service, Channels or Equipment of Others. AT&T is not liable for damages associated with service, channels, or equipment that it does not furnish. AT&T does not provide Customer equipment.

3.F. No Patent or Software License. No license under patents or software copyrights (other than the limited license to use) is granted by AT&T or shall be implied or arise by estoppel, with respect to Service offered under this Agreement.


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SECTION 4: RESPONSIBILITIES OF CUSTOMER

4.A. Placement of Orders and Compliance with Regulations. Customer is responsible for placing any necessary orders and for assuming that it, its Users and its End-Users comply with the provisions of this Agreement and with all applicable federal and state laws and regulations.

4.B. Billing; Responsibility for Payment. Customer is liable for all amounts due to AT&T hereunder, subject to the following. AT&T will provide to Customer a single monthly bill for each of the Services provided under this Agreement, or at AT&T's option a single monthly bill for all of the Services provided under this Agreement. Said bill or bills will be sent to one Customer location designated by the Customer. Payment of charges is due upon presented of a bill unless a different due date appears on the face of the bill, in which case payment shall be due on said date. Customer shall be solely for rendering of bills to and collection of charges from its end-users. Failure of Customer to bill and collect charges from its end-users shall not excuse in whole or in part Customer's responsibilities to AT&T under this Agreement, including but not limited to the responsibility to render to AT&T timely payment of charges. Customer shall reimburse AT&T for reasonable attorneys fees and any other costs associated with collecting delinquent payments from Customer. At AT&T's option, interest charges may be added to any undisputed adjudged past due amounts at the rate of one and one-half per cent (1 1/2%) per month, unless such interest rate exceeds the maximum allowed by applicable law, in which case interest shall be at the maximum lawful rate.

4.C. Interfacing and Communicating with End-Users. Interfacing and communicating with End-Users shall be the sole responsibility of Customer with respect to any use that Customer may make of the service provided pursuant to this Agreement to in turn provide service to other persons or entities. Such interfacing and communicating shall include without limitation installation of service, termination of service, placing of orders, billing and billing inquiries, reporting of service outages and problems, collection of charges and handling and resolution of all disputes.

4.D. Deposits. If AT&T, in its reasonable discretion determines that the security interest is not sufficient to guarantee the payment of charges (including but not limited to shortfall charges attributable to Customer's failure to comply with any revenue or volume commitment or any monitoring condition in this Agreement), AT&T may require the Customer to tender a deposit in an amount to be determined by AT&T, in an amount not to exceed two million dollars or four times Customer's ________________ monthly commitment whichever is higher. To determine


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      the financial responsibility of Customer and/or the specific amount of any deposit required, AT&T may rely upon commercially reasonable factors to assess and manage the risk of non-payment, including but not limited to payment history for telecommunications service (including such service purchased from AT&T), number of years in business, bankruptcy or insolvency history, current AT&T account treatment status, financial statement analysis, and commercial credit bureau rating. It shall be Customer's responsibility to provide to AT&T upon request such information as is necessary for AT&T to determine the financial responsibility of Customer, including but not limited to Customer's tax returns, audited or unaudited financial statements and loan applications. A deposit does not relieve Customer of the responsibility for the prompt payment of bills on presentation or the due date appearing on the face of the bills. In lieu of a cash deposit, AT&T will accept Bank Letters of Credit and Surety
      Bonds which have been approved by AT&T. Interest will be paid to a Customer for the period that a cash deposit is held by AT&T. The interest rate used will be simple interest at the rate of six percent annually unless a different rate has been established by the appropriate legal authority in the state where the Service offering is located. The failure of Customer to post a deposit as required by AT&T pursuant to this paragraph shall constitute a material breach of this Agreement by Customer which shall entitle AT&T to terminate this Agreement and the service provided hereunder upon five (5) days written notice to Customer. When the service for which the deposit has been required is discontinued, the deposit will be applied to the final bill and any credit balance will be refunded to the Customer with applicable interest accrued.

4.E. Customer's Use of Service. Customer may use the services provided pursuant to this Agreement for any lawful purpose consistent with the transmission and switching parameters of the telecommunications network, and may resell its use (or the use of any part thereof) to a third party in the normal course of the Customer's business, subject to the following:

      4.E.1. Abuse. The abuse of Service is prohibited. The following activities constitute abuse:

            4.E.1.A. Using Service to make calls that might reasonably be expected to frighten, abuse, torment, or harass another, or

            4.E.1.B. Using Service in such a way that it interferes unreasonably with the use of Service or AT&T's network by others.

            In any instance in which AT&T believes in good faith that there is abuse of Service as set forth above, AT&T may, upon 5 days prior written notice to the Customer, and without liability on the part of AT&T,


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            restrict, suspend or discontinue providing Service, unless Customer cures such abuse to AT&T's reasonable satisfaction within such period.

     4.E.2. Fraudulent Use. The fraudulent use of, or the intended or attempted fraudulent use of, Service is prohibited. The following activities constitute fraudulent use:

            4.E.2.A. Using Service to transmit any message or code, locate a person, or otherwise give or obtain information, without payment for Service, or

            4.E.2.B. Using or attempting to use Service with the intent to avoid the payment, either in whole or in part, of any charges by any means or device, or

            4.E.2.C. Using Service to carry calls that originate on the network of a facilities-based interexchange carrier other than AT&T and terminate disproportionately to locations for which the cost to AT&T of terminating switched access is above the average cost of terminating switched access, based on the published access tariffs of local exchange companies.

            In any instance in which AT&T believes in good faith that there is fraudulent use of Service as set forth above, AT&T may, immediately and upon written notice to the Customer, and without liability on the part of AT&T, restrict, suspend or discontinue providing Service.

      4.E.3. Interference, Impairment or Improper Use. Customer may not use
            Service in any manner that subjects AT&T personnel or non-AT&T personnel to hazardous conditions or results in immediate harm to the AT&T network or other AT&T services. In any instance in which AT&T believes in good faith that Service is being used in such manner, AT&T may immediately restrict Service on a temporary basis. In such cases, AT&T will make a reasonable effort to give the Customer prior notice. In the event that Customer does not provide to AT&T within five (5) business days of the temporary restriction of service acceptable proof that said use has ceased and that appropriate measures have been taken to prevent its recurrence, AT&T may immediately and without further notice terminate service.

4.F. Access to Customer's Premises. The Customer is responsible for arranging premises access at any reasonable time so that AT&T personnel may install, repair, maintain, inspect or remove Service components. Premises access must be made available at a time mutually agreeable to the Customer and AT&T.


                                       15
                          CONFIDENTIAL AND PROPRIETARY
              ______________                              between
                                 ______________
Customer Initials         AT&T and Long Distance Direct, Inc.               AT&T
                       AT&T and Long Distance Direct, Inc.
                                    Initials

                                                                    [Logo] AT&T
================================================================================
4.G. Loss. The Customer is liable to AT&T for the replacement cost of AT&T-provided equipment installed at the Customer's premises in the event of loss of said equipment for any reason, including but not limited to theft.

4.H. Duty to indemnify and Defend. Customer shall indemnify, defend, and hold harmless AT&T and its directors, officers, employees, agents, parent, subsidiaries, successors, and assigns from all claims, damages and expenses (including reasonable attorneys' fees) arising out of or resulting from, in whole or in part, the acts or omissions of Customer or its End-Users, their employees, agents or contractors affiliated companies and their employees, agents or contractors, including but not limited to claims for libel, slander, invasion of privacy, or infringement of copyright arising from any communication and claims for patent infringement arising from combining or using services or equipment furnished by AT&T in connection with services or equipment furnished by others. Customer shall also indemnify, defend and hold AT&T harmless for all causes of action, claims, liabilities or expenses asserted or incurred by any of Customer's Users or End-Users arising out of any failure, breakdown, or interruption of service provided to Customer by AT&T or to End-Users by Customer. Customer shall indemnify, defend and hold AT&T harmless for all causes of action, claims, liabilities or expenses asserted or incurred by Customer's End-Users due to Customer's marketing efforts, including but not limited to Customer's violation of laws and regulations applicable to the authorization and proof of authorization necessary to convert an End-User's former service to Customer's service as the End-User's Primary Interexchange Carrier. AT&T shall be indemnified, defended, and held harmless by the Customer, Users and End-Users against all claims, losses, or damages by any person relating to such Service when used in an explosive atmosphere.


                                       16
                          CONFIDENTIAL AND PROPRIETARY
              ______________                              between
                                 ______________
Customer Initials         AT&T and Long Distance Direct, Inc.               AT&T
                       AT&T and Long Distance Direct, Inc.
                                    Initials

                                                                    [Logo] AT&T
================================================================================

SECTION 5: SERVICES AND SERVICE DESCRIPTIONS

5.A. Domestic Interstate and International Services. The following domestic interstate and international services are provided pursuant to this
      Agreement:

      5.A.1. AT&T Services (as described and defined AT&T Tariff F.C.C. No. 1, as amended from time to time) consisting of:

            a) AT&T Custom Software Defined Network (SDN) Service and
               International Calling Capability
            b) AT&T Distributed Network Service (DNS)

      5.A.2. AT&T 800 Services (as described and defined in AT&T Tariff F.C.C.
             No. 2 and 14, as amended from time to time) consisting of:

            a) AT&T 800 Service-Domestic
            b) AT&T 800 Service-Canada
            c) AT&T 800 Service-Mexico
            d) AT&T 800 Service-Puerto Rico and the U.S. Virgin Islands
            e) AT&T MEGACOM/reg 800 Service-Domestic
            f) AT&T MEGACOM/reg 800 Service-Canada
            g) AT&T MEGACOM/reg 800 Service-Mexico
            h) AT&T MEGACOM/reg 800 Service-Overseas
            i) AT&T MEGACOM/reg 800 Service-Puerto Rico and the U.S.Virgin
               islands
            j) AT&T 800 READYLINE/reg Service-Domestic
            k) AT&T 800 READYLINE/reg Service-Canada
            1) AT&T 800 READYLINE/reg Service-Mexico
            m) AT&T 800 READYLINE/res Service-Overseas
            n) AT&T 800 READYLINE/res Service -Puerto Rico and the U.S. Virgin Islands

      5.A.3. AT&T Private Line Services (as described and defined in AT&T Tariff
             F.C.C. No. 9, as amended from time to time) consisting of:

            a) AT&T ACCUNET/sm Tl.5 Service

      5.A.4. AT&T Local Channel Services (as described and defined in AT&T
             Tariff F.C.C. No. 11, as amended from time to time) consisting of:

            a) AT&T TERRESTRIAL 1.544 Mbps Local Channel Services


                                       17
                          CONFIDENTIAL AND PROPRIETARY
              ______________                              between
                                 ______________
Customer Initials         AT&T and Long Distance Direct, Inc.               AT&T
                       AT&T and Long Distance Direct, Inc.
                                    Initials

                                                                    [Logo] AT&T
================================================================================

5.B. Intrastate Services. The following intrastate services are provided pursuant to AT&T's state tariffs governing such service:

      5.B.1. AT&T Custom Software Defined Network (SDN) Service
      5.B.2. AT&T Distributed Network Service (DNS) Service - Domestic 5.B.3. AT&T MEGACOM 800 Service-Domestic
      5.B.4. AT&T 800 READYLINE Service-Domestic
      5.B.5. AT&T 800 Service - Domestic


                                       18
                          CONFIDENTIAL AND PROPRIETARY
              ______________                              between
                                 ______________
Customer Initials         AT&T and Long Distance Direct, Inc.               AT&T
                       AT&T and Long Distance Direct, Inc.
                                    Initials

                                                                    [Logo] AT&T
================================================================================
SECTION 6: SERVICE RATES, TERMS AND CONDITIONS

6.A. Service Term. The term of this Agreement is 48 months beginning with the first day of the Customer's first full billing month under this Carrier Agreement, which is referred to as the Customer's Initial Service Date
      (CISD). No renewal option is available for this Agreement.

6.B.  Minimum Revenue Commitments

      6.B.1. The Minimum Annual Revenue Commitment (MARC) for the AT&T SDN and AT&T DNS Services provided under this Agreement, prior to the application of the Discounts specified in 6.D., following, is $4,800,000 for years one through three and $5,900,000 for year four.

      If on any anniversary of the CISD, the Customer fails to satisfy the MARC for the preceding year, the Customer will be billed an amount equal to the difference between the MARC and the actual undiscounted charges for that year.

6.C. Usage Rates. AT&T reserves the right to increase from time to time the rates for the Services Provided under this Agreement, regardless of any provisions in this Agreement that would otherwise stabilize rates or limit rate increases, as a result of charges imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court having competent jurisdiction relating to compensation of payphone service providers. If necessary, revisions will be filed in this Agreement to reflect the actual rates. The Contract Prices for the Services Provided pursuant to this Agreement are as follows:

      6.C.1. The Contract Price for the AT&T SDN Services and International Calling Capability provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to time, except for those Usage Rates specified below:

      AT&T SDN Rate Schedule A and A-PV (excluding NRA)

                Initial 18 Seconds             Each Additional 6 Seconds
                ------------------             -------------------------
      A11
      Mileage   Day      Evening   Night       Day         Evening   Night
                ---      -------   -----       ---         -------   -----
      Bands     $0.0552  $0.0552   $0.0552     $0.0184     $0.0184   $0.0184



                                       19
                          CONFIDENTIAL AND PROPRIETARY
              ______________                              between
                                 ______________
Customer Initials         AT&T and Long Distance Direct, Inc.               AT&T
                       AT&T and Long Distance Direct, Inc.
                                    Initials

                                                                    [Logo] AT&T
================================================================================
      AT&T SDN Rate Schedule B and B-PV(excluding NRA)

                Initial 18 Seconds             Each Additional 6 Seconds
                ------------------             -------------------------
      A11
      Mileage   Day      Evening   Night       Day         Evening   Night
                ---      -------   -----       ---         -------   -----
      Bands     $0.0339  $0.0339   $0.0339     $0.0113     $0.00113  $0.0113

      6.C.2. The Contract Price for the AT&T DNS Services provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to time.

      6.C.3. The Contract Price for the AT&T 800 Services provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 2 and 14, as amended from time to time.

      6.C.4. The Contract Price for AT&T TERRESTRIAL 1.544 Mbps Local Channel Services provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges as specified in AT&T Tariff F.C.C. No. 11, as amended from time to time.

      6.C.5. The Contract Price for AT&T ACCUNET T1.5 Access Connections provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time.

6.D. Discounts. Volume discounts applicable to the services provided pursuant to this Agreement are as follows. No other discounts apply.

      6.D.1. AT&T SDN Services and International Calling Capability

      a) Base Discounts - The customer will receive the following discounts in lieu of those specified for the Term and Volume Plan (TVP) in AT&T Tariff F.C.C. No. 1. These discounts will be applied in the same manner as the TVP as specified in AT&T Tariff F.C.C. No. 1, as amended from time to time.

      Domestic AT&T SDN Services - Outbound Usage           Discounts
      -------------------------------------------           ---------
      All Domestic Outbound Usage                              32%

      International Usage                                   Discounts
      -------------------                                   ---------


                                      -20-
                          CONFIDENTIAL AND PROPRIETARY
              ______________                              between
                                 ______________
Customer Initials         AT&T and Long Distance Direct, Inc.               AT&T
                       AT&T and Long Distance Direct, Inc.
                                    Initials

                                                                    [Logo] AT&T
================================================================================

     All International Usage                                    23%

     b) Additional Discounts - None

     6.D.2. AT&T DNS Services:

     a) Base Discounts - The customer will receive the following Base Discounts each month in lieu of those specified for the AT&T DNS Term Plan in AT&T Tariff F.C.C. No. 1. The following discounts will be applied, each month, using the same method as specified in Section 6.12. of AT&T Tariff F.C.C. No. 1 (Method of Determining Discount). The following discounts for AT&T DNS apply to DNS locations and are applied to AT&T DNS usage charges in the billing month in which the AT&T DNS charges are billed.

     Domestic Direct Dialed (1+) AT&T DNS monthly usage charges.

      0% discount on the amounts over $0 up to $10,000.00
     10% discount on the amounts over $10,000.00 up to $20,000.00
     29% discount on the amounts over $20,000.00 up to $1,000,000.00
      0% on amounts over $1,000,000.00

International Direct Dialed (1+) AT&T DNS monthly usage charges.

      0% discount on the amounts over $0 up to $5,000.00
     12% discount on the amounts over $5,000.01 up to $15,000.00
     16% discount on the amounts over $15,000.01 up to $60,000.00
     18% discount on the amounts over $60,000.01 up to $200,000.00 20% discount on the amounts over $200,000.01

     b) Additional Discounts - None

     6.D.3. AT&T 800 Services

     a) Base Discounts - The customer will receive a 23% discount on all AT&T 800 Services usage charges. The Customer will receive the same monthly discounts as the Revenue Volume Pricing Plan (RVPP) as specified in AT&T Tariff F.C.C. 2.

     b) Additional Discounts - None

6.E. Credits and Waivers.


                                      -21-
                          CONFIDENTIAL AND PROPRIETARY
              ______________                              between
                                 ______________
Customer Initials         AT&T and Long Distance Direct, Inc.               AT&T
                       AT&T and Long Distance Direct, Inc.
                                    Initials

                                                                    [Logo] AT&T
================================================================================
     6.E.1. AT&T DNS Credit - Customer will be eligible to receive a credit each month that the Customer has satisfied one-twelfth of the MARC (as specified in section 6.B.1 preceding) for AT&T SDN Service and AT&T DNS Services. The credit, if any, will be applied to the Customer's second AT&T DNS bill after the month in which the credit has been earned, and will be an amount, not less than zero equal to: (a) the billed monthly usage charges for interstate direct dial (1+) AT&T DNS calling after the application of the discounts in Section 6.D.2., minus (b) the number of billed monthly interstate direct dial (1+) AT&T DNS minutes for the month multiplied by $0.1250.

     Credit = [Billed Monthly Interstate Direct Dial (1+) AT&T DNS Usage
               Charges, after application of discounts in Section 6.D.2.]
              - [(Billed Monthly Interstate Direct Dial (1+) AT&T DNS minutes) *
                 ($0.1250)]

6.F. Classifications, Practices and Regulations. Except as otherwise provided in this Agreement, the terms, conditions, regulations and charges that apply to the Services Provided specified in Section 5.A., preceding, are as set forth in the Applicable AT&T Tariffs.

6.G. Monitoring Conditions. The Customer must satisfy the following Service
     Requirements which will be monitored on each anniversary of the CISD. The Monitoring Period is the 12 months immediately preceding each anniversary of the CISD.

     6.G.1. At least 65% of the AT&T SDN Domestic Direct Dialed annual minutes of use must be interstate usage.

     6.G.2. Customer must have an Average Length of Call (ALOC) of at least 2.5 minutes for AT&T SDN Outbound Domestic calls.

          If the Customer, during any Monitoring Period, has failed to satisfy any of the above Monitoring Conditions, AT&T will notify the Customer in writing of the specific failure(s) and the Customer will be billed and shall pay within 30 days an amount equal to 20% of all previously applied discounts received by the Customer to which each unfulfilled Monitoring Condition is applicable during the Monitoring Period.

6.H. Discontinuance - In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T Tariff F.C.C. Nos. 1, 2, 9, 11 and 14, the following provisions shall apply.


                                      -22-
                          CONFIDENTIAL AND PROPRIETARY
              ______________                              between
                                 ______________
Customer Initials         AT&T and Long Distance Direct, Inc.               AT&T
                       AT&T and Long Distance Direct, Inc.
                                    Initials

                                                                    [Logo] AT&T
================================================================================
     6.H.1 The Customer may discontinue this Agreement without incurring a Termination Charge prior to the end of the Agreement Term, provided the Customer 1) is current in payments to AT&T i.e. all bills paid by due date, and 2) replaces this Agreement with another AT&T Carrier Agreement for AT&T Tariff F.C.C. No. 1, 2, 9, 11 and 14 Services or equivalent services with revenue commitments equal to or greater than all remaining revenue commitments under this Agreement and with a term equal or greater than the remaining term of this Agreement but at least two years.

     6.H.2. If the Customer discontinues this Agreement prior to the expiration of the Agreement Term, or if AT&T terminates this Agreement or the service provided pursuant to this Agreement due to Customer's breach of this Agreement, prior to the expiration of the Agreement Term, the Customer will be billed for and shall pay within 30 days a Termination Charge. The Termination Charge for the AT&T Services provided under this Agreement will be an amount equal to 100% of the unsatisfied MARC for the year in which the Customer discontinues and 100% of the MARC for each year remaining in the Service Term.

                                   RELEASE AND
                                   -----------
                              SETTLEMENT AGREEMENT
                              --------------------

            This Release and Settlement Agreement ("Agreement") is entered into between AT&T Corp. ("AT&T") and Long Distance Direct, Inc. ("LDDI" or "Customer").

                                    Recitals

            WHEREAS, Customer currently subscribes to AT&T long distance service under Contract Tariff 2507 ("CT 2507"), which comprises Distributed Network Service ("DNS") and Software Defined Network ("SDN") service under DNS account number MB1036; and SDN account numbers 205460 (the "Former Service"); and

            WHEREAS a dispute has arisen concerning Customer's payment of certain usage charges, which have already been billed to Customer, tariffed- shortfall and termination charges, which are about to be billed to Customer, and both AT&T and Customer acknowledge that additional usage charges and tariffed shortfall and termination charges may be billed to Customer in the future related to calls that have already been made or other events that have already transpired ("Payment Dispute"); and

            WHEREAS a dispute has arisen concerning billing tapes, AT&T's invoicing of usage, fraud associated with NRA I Authorization Codes, certain credits identified in CT 2507 and certain credits on the LDDI February 1996 inbound bill ("the Billing Disputes"); and

            WHEREAS a dispute has arisen concerning Customer's commitment under CT 2507 ("CT 2507 Dispute"); and

            WHEREAS, Customer and AT&T desire to fully and finally settle and resolve the Payment Dispute, the Billing Disputes and the CT 2507 Dispute and to thereby avoid the time and expense of litigation;

            THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

      1. New Agreement

            Customer's subscription to CT 2507 will be discontinued with liability, according to the terms of CT 2507, in conjunction with Customer's order for service under a separate Carrier Agreement between AT&T and Customer (the "New Service").

      2. Payments and Credits

         (a) Payment to AT&T

AT&T and Customer agree that the total balance owed to AT&T for outstanding charges billed through and including November 1, 1996 equals $ 320,142.83; (b) Customer agrees to make full payment of this balance to AT&T according to the payment schedule below and to continue to pay on a timely basis all future bills for The Services:

                                PAYMENT SCHEDULE
                                ----------------

      Payment                                               Due Date
      -------                                               --------
 $60,000.00                                             January 1, 1997
 $60,000.00                                             February l, 1997
 $60,000.00                                             March 1, 1997
 $60,000.00                                             April l, 1997
 $60,000.00                                             May 1, 1997
 $20,142.83                                             June 1, 1997

            (i) All payments must be submitted by wire transfer on or before the Due Date;

            (ii) If AT&T fails to receive payment of any required amount by the Due Date, AT&T may disconnect service upon one day's written notice.


                                       2
                     AT&T/LDDI Confidential and Proprietary

      (b) Credit to Customer

            (i) AT&T & Customer acknowledge that tariffed termination charges in the amount of $965,786.71 have already been billed to Customer and tariffed termination charges in the amount of $1.335,843.86 million shall be billed to Customer. The total tariffed termination charges due and owing AT&T

            (ii) Within thirty (30) days after AT&T receives full payment of all past due charges from Customer, AT&T shall apply a credit in the amount of $2,301,630.57 million to Customer's master account to satisfy the billed shortfall charges. Such credit shall not be applied in the event Customer is in breach of any provision of this Agreement.

      4. Security Agreement

            Customer agrees to execute a Security Agreement in the form attached to this Agreement.

      5. Unauthorized Use of AT&T Name and Corporate Logo

            Customer agrees to immediately cease use of the AT&T name, logo, trademark and servicemark in any manner including, but not limited to, use in any advertising, promotional materials, stationery, business cards, billing, singage and infomercials.

      6. Existing Disputes

            AT&T and Customer acknowledge that bona fide billing disputes exist between the parties in the amount of $ 51,281.15 ("the Existing Disputes"). These disputes shall be investigated and resolved in the usual manner. Full payment for the Existing Disuptes shall be due on or before fifteen (15) days after the charges are sustained as correct by AT&T.

      7. Arbitration

            With respect to the Existing Disputes, Customer or AT&T shall have the right to commence an arbitration proceeding. The party choosing arbitration shall submit the dispute(s) to the Center for Public Resources ("CPR"). The arbitration shall be held in Chicago, Illinois and shall be conducted under the then-current rules and supervision of the CPR. The Federal Arbitration Act, 9 U.S.C. Sections 1 to 16, will govern the arbitrability of all claims. The arbitral decision and award shall be binding and judgment on the award may be entered in any


                                       3
                     AT&T/LDDI Confidential and Proprietary
 court of competent jurisdiction. The arbitration will be conducted by a single arbitrator who is knowledgeable in business information, commercial matters or the telecommunications field, as applicable, except that either party may require that the arbitration be conducted by a tribunal of three such arbitrators by providing Notice of such a demand to the other party before a single arbitrator is selected. The arbitrator(s) may not limit, expand or otherwise modify the terms of this agreement and will not have authority to award damages to either party beyond the limitations of liability provided in this Agreement.

            The arbitrator may not expand the amount sought regarding the applicable dispute beyond that specified in Section 3. The parties, their representatives, other participants and the arbitrator shall hold the existence, content and result of the arbitration in confidence. Each party shall bear its own costs and expenses if arbitration occurs.

      8. Transfer of Obligations

            The outstanding Customer obligations, not otherwise extinguished under this Agreement, which have arisen or which may arise under the Former Service shall be transferred to the New Service at such time as the New Service Agreement is effective. Such obligations include all tariffed charges provided-that there are no shortfall or termination charges associated with CT 2507 at the time of termination of CT 2507.

      9. Releases

            The following releases are effective as of the initial service date of the Carrier Agreement for the New Service:

            (a) Customer, on behalf of itself and its employees, agents, shareholders, officers, subsidiaries, predecessors, affiliates, parent corporations, if any, joint venturers, successors and assigns, heirs, executors, administrators and trustees ("Customer Releasors"), hereby discharges and releases AT&T and its past and present employees, agents, shareholders, officers, subsidiaries, predecessors, affiliates, parent corporations, if any, joint venturers, successors and assigns, heirs, executors, administrators and trustees ("AT&T Releasees"), from any and all rights, claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies or liabilities, at law or in equity, known or unknown, matured or unmatured, foreseeable or unforeseeable, which Customer Releasors now have or ever had against AT&T Releasees up to the date of this Agreement relating to CT 2507 or the resale of AT&T long distance telecommunications services,


                                       4
                     AT&T/LDDI Confidential and Proprietary
except Customer retains its rights with respect to the Existing Disputes described in Section 3 of this Agreement.

            (b) AT&T, on behalf of itself and its employees, agents, shareholders, officers, subsidiaries, predecessors, affiliates, parent corporations, if any, joint venturers, successors and assigns, heirs, executors, administrators and trustees ("AT&T Releasors"), hereby discharges and releases Customer and its past and present employees, agents, shareholders, officers, subsidiaries, predecessors, affiliates, parent corporations, if any, joint venturers, successors and assigns, heirs, executors, administrators and trustees ("Customer Releasees"), from any and all rights, claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies or liabilities, at law or in equity, known or unknown, matured or unmatured, foreseeable or unforeseeable, which AT&T Releasors now have or ever had against Customer Releasees up to the date of this Agreement relating to its CT 969 service and Customer's resale of AT&T long distance telecommunications services, except AT&T retains its rights with respect to the Existing Disputes described in Section 3 of this Agreement, and with respect to the payments to be made as provided in Section 2(a) of this Agreement.

      10. Entire Agreement

            This Agreement (including any exhibits and CT 2507) is the sole, only, entire and complete agreement of the parties relating in any way to the subject matter hereof. No statements, promises or representations have been made by any party to any party, or are relied upon, and no consideration has been or is offered, promised, expected or held out, other than as stated in this Agreement. There are no oral or written collateral agreements. All prior discussions and negotiations regarding the dispute have been, and are, merged and integrated into, and are superseded by, this Agreement.

      11. Breach of Agreement

            Except as provided for in Section 7, in the event that either party is in breach of any material obligation hereunder, the other party, at its option and without prior Notice to the breaching party, may commence an action against such breaching party in any court of competent jurisdiction to enforce the terms and obligations identified in this Agreement.


                                       5
                     AT&T/LDDI Confidential and Proprietary

      12. Ownership of Claim

            The parties hereto warrant that they have not assigned or transferred, in any manner, to any person or entity, any right or interest to which they may be entitled regarding the dispute between the parties. Each party warrants and represents to the other party that it is the owner and holder of all rights concerning the claim that is the subject of this Agreement.

      13. No Admission of Liability

            This Agreement, the contents thereof or its execution shall not be construed as any admission of liability by either party.

 14. Legal Counsel

            Each of the parties represents that in the execution of this Agreement, and the negotiations leading thereto, it had the opportunity to consult legal counsel of its own selection. Prior to the execution of this Agreement by each party, the party's attorney reviewed this Agreement, made any desired changes and advised to the party with respect to making the settlement and release provided herein and of executing this Agreement.

      15. Applicable Law

            This Agreement shall be construed in accordance with and be governed by the internal laws of the State of New York in effect as of the date of execution, without regard to the principles of conflicts of law thereof.

 16. Enforcement of Agreement

            Except as provided in Section 7, if any action at law or in equity, including an action for declaratory or injunctive relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to all of its ordinary and necessary costs in prosecuting or defending said action, including reasonable attorneys' fees, which may be set by the court in which the action for enforcement if brought, or in a separate action for that purpose, in addition to any other relief to which the prevailing party may be entitled.

      17. Miscellaneous

            (a) The delay or failure of a party to exercise any right, power or privilege hereunder or failure to strictly enforce any breach or default shall not constitute a waiver with respect thereto and no waiver of any such right, power,


                                       6
                     AT&T/LDDI Confidential and Proprietary
 privilege, breach or default on any one occasion shall constitute a waiver thereof on any subsequent occasion unless clear and express notice thereof in writing is provided.

            (b) If any provision of this Agreement is held to be invalid or unenforceable, all other provisions shall nevertheless continue in full force and effect, except that non-occurrence of the conditions specified in paragraph 2(a) herein shall completely void this Agreement in accordance with the terms thereof.

      18 Confidentiality

            The parties agree to use their best efforts to keep both the fact of and the consideration for this Agreement confidential and agree not to disclose it to others unless required to do so by legal process issued by a Court or regulatory agency of competent jurisdiction. If asked about the dispute, each party shall respond only that the dispute has been resolved to its satisfaction. Customer may disclose the existence of this Agreement and may describe, generally, its payment obligations to AT&T under the terms of this Agreement as necessary to comply with State or Federal rules or regulations.

      19. Notices

            All notices hereunder shall be in writing and shall be deemed to have been given pursuant to the following schedule:

                  Overnight Courier - business day following mail;

                  Telefax - business day of transmission if sent before 2 p.m.
                            recipient's time;

                  Personal Delivery - business day of delivery;

                  Mail - postage prepaid, third business day following date of mailing (date of postmark);

                  Certified Mail - three days following date of postmark

      TO: Long Distance Direct, Inc.
      1 Blue Hill Plaza
      Pearl River, NY 10965


                                       7
                     AT&T/LDDI Confidential and Proprietary

       TO: AT&T CORP.
           Attn: Michael Oyster
           Division Manager
           Room 14D13
           Bridgewater, New Jersey 08807

      WITH A COPY TO:

           Carla M. Mascaro, Esq.
           Room 3229A2
           295 North Maple Avenue
           Basking Ridge, New Jersey 08807

      20. Amendments

            Any amendments, modifications or supplements to this Agreement shall be valid only if all such amendments, modifications, or supplements are in writing and are signed by an authorized representative of all parties.


                                       8
                     AT&T/LDDI Confidential and Proprietary

      21. Waiver

            No waiver of any covenant, condition or limitation herein contained shall be valid unless the same is made in writing and duly executed by the party making the waiver. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, whether or not similar. The failure or neglect of either party on any occasion to enforce any provision of this Agreement shall not restrain or limit such party from enforcing such provisions upon any other occasion or occasions if such party elects to do so, and no written waiver of any breach of this Agreement shall be deemed to be a continuing waiver of such breach unless so expressly stated. Any waiver shall be null and void if the party requesting such waiver has not provided a full and complete disclosure of all material facts relevant to the waiver requested.

      22. Assignment

            This Agreement is not assignable by any party.

      23. Captions/References

            The captions in this Agreement are inserted solely for the purpose of facilitating easy reference and shall not be construed in any way as part of this Agreement, or as altering the provisions of this Agreement. References herein to Articles, Sections, Schedules or Exhibits are, unless otherwise stated, references to the specified Article, Section, Schedule or Exhibit hereof or hereto.

      24. Multiple Originals

            This Agreement is intended to have multiple executed originals. The parties agree that each executed original is as valid and binding as any other executed original.


                                       9
                     AT&T/LDDI Confidential and Proprietary

            IN WITNESS whereof, the parties have affixed their signatures effective as of the date first above written.

AT&T Corp.                              Long Distance Direct, Inc.

By: /s/ L.R. Zingale                     By: /s/ Michael Preston
    -----------------------                 ------------------------
    (Signature)                              (Signature)

    L.R. Zingale                             Michael Preston
   -----------------------                  -----------------------
   (Name)                                   (Name)

    Spec. Mkts. V.P.                        Vice-President, CFO
   -----------------------                  -----------------------
   (Title)                                 (Title)


    2/10/97                                February 6, 1997
   -----------------------                 -----------------------
   Title                                   Title


                                       10
                     AT&T/LDDI Confidential and Proprietary

                               SECURITY AGREEMENT

            THIS SECURITY AGREEMENT is made as of the day of , 1997 by and between Long Distance Direct, Inc. ("LDDl"), a New York corporation, (the "Debtor",) and AT&T Corp., a New York corporation (the "Secured Party").

                           W I T N E S S E T H   T H A T:

            WHEREAS, the Debtor currently 5ubscnbes to AT&T long distance service under Contract Tariff 2507 ("CT 2507"), which comprises Distributed Network Service ("DNS") and Software Defined Network ("SND") Service under DNS account number MB1036; and SDN account numbers 205460 (the "Former Service"): and

            WHEREAS, the Debtor will order service under a Carrier Agreement between the Secured Party and the Debtor (the ("New Service"); and

            WHEREAS, Debtor has a total outstanding balance owed to AT&T for charges billed under the Former Services through and including November 1, 1996, equal to $320,142.83;

            WHEREAS, Debtor has agreed to make full payment of all amounts due to AT&T under the Former Services according to the payment schedule in Paragraph 2(a) of the Release & Settlement dated ________________, and to continue to pay on a timely basis all future bills for the Former Service and the New Service; and

            WHEREAS, to secure the payment of any indebtedness the Debtor now has or may have to the Secured Party, and in order to induce the Secured Party, inter alia, to provide the Debtor with the New Service without requiring a cash deposit;

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1. The Security Interests.

            (a) In order to secure (i) the due and punctual payment of the Obligations (as herein defined); (ii) the due and punctual payment and performance of all obligations of the Debtor contained herein; and (iii) the due and punctual payment and performance of all other indebtedness, guarantees, liabilities and obligations of the Debtor to the Secured Party or any affiliate of Secured Party, of every kind and description, whether direct, indirect, absolute or contingent, whether now or hereafter existing, due or to become due, whether otherwise secured or unsecured, whether acquired directly or by assignment, whether acquired outright, conditionally or as collateral security from another, whether joint or several, liquidated or unliquidated, whether arising by operation of law or otherwise, whether or not of the same or similar class or of like kind to any indebtedness incurred contemporaneously with the execution of this Agreement; and any extension, modifications, changes, substitutions, restatements, renewals or increases or decreases of any or all of the foregoing; and howsoever evidenced, incurred or arising (all of the foregoing are hereinafter collectively called the "Obligations"), the Debtor hereby pledges and assigns to the Secured Party, and grants to the Secured Party a continuing security interest in and lien on, all of the following described property, assets and rights (hereinafter collectively called the "Collateral"):

                  (A) All ACCOUNTS, which term shall mean all items described in the definition thereof contained in the Uniform Commercial Code as in effect from time to time in the State of New York (referred to hereinafter as the "UCC") and all of the following, whether or not so described (in all cases whether now existing or hereafter created): all obligations of any kind at any time due or owing to the Debtor and all rights of Debtor to receive payment or any other consideration (whether classified under the UCC or the law of any other state as accounts, accounts receivable, contract rights, chattel paper, general intangibles, or otherwise) including without limitation invoices, contract rights, accounts receivable, general intangibles, chooses-in-action, notes, drafts, acceptances, instruments and all other debts, obligations and liabilities in whatever form owing to the Debtor from any person, firm, corporation, governmental authority or other entity, together with all security for any thereof, and all of the Debtor's rights to goods sold (whether delivered, undelivered, in transit or returned), represented by any of the foregoing, together with all proceeds and products of any of the foregoing;

                  (B) All guarantee Security and liens for payment of any
            ACCOUNTS and all documents of title, policies or certificates of insurance, insurance proceeds, proceeds of condemnation or other seizure, securities, chattel paper, and other documents and instruments evidencing or pertaining to any items under (A); all claims of the Debtor against third parties for loss of or damage to, or otherwise relating to, any of the COLLATERAL; and all files, correspondence, customer lists, computers, computer programs, tapes, discs, data bases, and related data processing software, owned by the Debtor or in which the Debtor has an interest, which contains information identifying any of the COLLATERAL or identifying any account debtor or the amount owed by same, or which would otherwise be necessary or helpful in the realization of any of the COLLATERAL;

                  (C) All moneys, securities, drafts, notes, items, contract rights, leases, and all general or special deposits, balances, sums, proceeds and credits of the Debtor;


                  (D) All rights and remedies which the Debtor might exercise with respect to any of the foregoing; and

                  (E) All accessions and additions to, replacements and
            substitutions for, and proceeds and products of, the items described in the the preceding paragraphs (A) through (D).

            (b) The security interests granted pursuant to this Section I (the "Security Interests") are granted as security only and shall not subject the Secured Party to, or transfer to the Secured Party, or in any way affect or modify, any obligation or liability of the Debtor under any of the Collateral or any transaction which give rise thereto.

            Section 2. Filing; Further Assurances.

            The Debtor will execute and deliver to Secured Party for filing and/or recording (in such manner and form as the Secured Party may require), or permit the Secured Party to file and record, in either case at Debtor's cost and expense, any financing statements, any carbon, photographic or other reproduction of a financing statement or of this Security Agreement (which the parties hereto agree shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that the Secured Party may request, in order to create, confirm, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce its rights hereunder or under applicable law with respect to any of the Collateral. The Debtor hereby appoints Secured Party as the Debtor's attorney-in-fact to execute in the name and on behalf of the Debtor such additional financing statements as the Secured Party may at any time reasonably request or require in respect Of the Collateral.

            Section 3. Representations and Warranties of the Debtor.

            The Debtor hereby represents and warrants to the Secured Party that all information, representations and warranties contained in Exhibit A attached hereto and made a part hereof are true; accurate and complete on the date hereof.

            Section 4. Covenants of the Debtor.

            The Debtor hereby covenants and agrees that so long as any of the Obligations remain unpaid or unperformed:

            (a) The Debtor will defend the Collateral against all claims and demands of all persons (other than the Secured Party) at any time claiming any interest therein.

            (b) The Debtor will not change its corporate name, identity or structure, without forty-five (45) days' prior written notice to Secured Party and the execution, delivery and filing of such documents as reasonably required by the Secured Party.

            (c) The Debtor shall not remove any Collateral from its present location or transfer any Collateral to any other location.

            Section 5. Records Relating to Collateral.

            The Debtor will keep its records concerning the Collateral at its offices located at One Blue Hill Plaza, Pearl River, NY 10965-3104, or at such other place or places of business as the Secured Party may approve in advance in writing. The Debtor will hold and preserve such records and will permit representatives of the Secured Party at any time, on prior notice, during normal business hours to examine and inspect the Collateral and to make abstracts from such records, and will furnish to the Secured Party such information and copies of records regarding the Collateral in the possession or control of the Debtor as the Secured Party may from time to time reasonably request.

            Section 6. General Authority.

            (a) The Debtor hereby irrevocably appoints the Secured Party (and any employee or agent of Secured Party) the Debtor's true and lawful attorney and agent in fact, with full power of substitution, in the name of the Debtor, the Secured Party or otherwise, for the sole use and benefit of the Secured Party, but at the Debtor's expense, to the extent permitted by law to exercise, at any time, and from time to time, after any Event of Default has occurred, all or any of the following powers with respect to all or any of the Collateral (which power shad be in addition and supplemental to any powers, rights and remedies of the Secured Party described herein or otherwise available to the Secured Party under any other document or otherwise under applicable law):

                        (i) to demand, sue for, collect, receive and give
            acquittance for any and all moneys due or to become due upon or by virtue thereof,

                        (ii) to demand, sue for, collect, receive, take,
            endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Secured Party in connection therewith,

                        (iii) to settle, compromise, compound, prosecute or
            defend any action or proceeding with respect thereto,

                        (iv) to sell, transfer, assign or otherwise deal in or
            with the same or the proceeds or avails thereof, as fully and effectually as if the Secured Party were the absolute owner thereof,

                        (v) to extend the time of payment of any or all thereof
            and to make any allowance and other adjustments with reference thereto, and

                        (vi) to notify account debtors on any accounts to make
            payment directly to the Secured Party.

            (b) The Debtor covenants and agrees that (i) the powers of attorney granted by this Agreement are coupled with an interest and shall be irrevocable until full and final payment and performance of all the Obligations, (ii) said powers are granted solely for the protection of the Secured Party's interest and the Secured Party shall have no duty to exercise any of such powers, (iii) the decision whether to exercise any such powers and the manner of exercise shall be solely within the Secured Party's discretion, and (iv) neither Secured Party nor any of its directors, officers, employees or agents shall be liable for any act of omission or commission, or for any mistake or error judgement, in connection with any such powers, absent gross negligence or willful misconduct.

            Section 7. Events of Default.

            The Debtor shall be in default under this Security Agreement upon the occurrence of any one or more of the following events (each such event is herein referred to as an "Event of Default"):

            (a) default by the Debtor in the observance or performance of any covenant or agreement herein contained: or

            (b) any representation or warranty herein contained shall have been untrue or misleading in any material respect at the time it was made; or

            (c) the occurrence of any "Event of Default" or of any agreement now or hereafter evidencing or securing any of the Obligations.

            Section 8. Remedies Upon Event of Default.

            (a) If any Event of Default shall have occurred, the Secured Party may exercise all the rights and remedies of a secured party under the Uniform Commercial Code of New York (whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights and remedies are exercised) and, in addition, the Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law. The Secured Party may require the Debtor to assemble all or any part of the Collateral and make it available to the Secured party at a place to be designated by the Secured Party which is reasonably convenient.

            (b) No remedy referred to in this Agreement is intended to be exclusive, and all rights and remedies contained herein shall be separate and cumulative and in addition to all other rights and remedies available to a secured party under other documents evidencing or securing any of the Obligations or otherwise applicable law, and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies; and the Secured Party may exercise its remedies concurrently, independently or successively, without in any way affecting any other remedy.

            Section 9. Application of Collateral and Proceeds.

            The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

            (a) first, to pay the expenses of such sale or other realization, including reasonable commission to any agents or brokers, and all expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses for which the Secured Party is to be reimbursed pursuant to Section 10;

            (b) second, to the payment of the Obligations in such order and manner as the Secured Party, in its sole discretion, shall determine; and

            (c) finally, unless applicable law otherwise provides, to pay to the Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

            Section 10. Expenses; Second Party's Lien.

            The Debtor will forthwith upon demand pay to the Secured Party:

                        (i) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any agents not regularly in its employ, and all other expenses of Secured Party (including, without limitation, court costs, and the allocated costs of Secured Party's in-house counsel), which the Secured Party may incur in connection with
(a) the preparation and administration of this Security Agreement, (b) the collection or other disposition of any of the Collateral, (c) the exercise by the Secured Party of any of the powers, rights or remedies conferred upon it hereunder, or (d) any default on the Debtor's part hereunder.

            Section 11. Notices.

            All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed certified, return receipt requested, or telegraphed or delivered to the applicable party at the addresses indicated below:

            (i) If to the Debtor, to it at:

                One Blue Hill Plaza
                Pearl River, NY 10965-3104
                Attn: Steven Lampett

            with a copy to:

            [_________________________]
            [_________________________]
            [_________________________]
            [_________________________]

            (ii) If to the Secured Party, to it at:

            AT&T Corp.
            55 Corporate Drive
            Bridgewater,NJ 08807
            Attn: Michael Oyster

            with a copy to:

            Carla M. Mascaro, Esq.
            AT&T Corp.
            295 North Maple Avenue
            Rm. 3229A2
            Basking Ridge. NJ 07920

                        or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed given upon the earlier to occur of (a) the third day following deposit thereof in the United States mail or deposit thereof with the telegraph company as aforesaid, or (b) receipt by the party to whom such notice is directed.

            Section 12. Waivers; Non-Exclusive Remedies.

            No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Security Agreement exhaust the same or preclude any other right, power or remedy. The remedies in This Security Agreement are cumulative and are not exclusive of any other remedies provided by law or otherwise available to the Secured Party. The Debtor, to the extent it may lawfully do so, hereby consents to the jurisdiction of the courts of the State of New York and the United States District Court for the District of New York for the purpose of any suit or proceeding brought in connection with or respect to this Security Agreement.

            Section 13. Consent and Waiver.

            (A) THE DEBTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS SECURITY AGREEMENT. NEITHER THE DEBTOR NOR ANY ASSIGNEE OF OR SUCCESSOR TO THE DEBTOR, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION OR PROCEDURE BASED UPON, OR ARISING OUT OF, THIS SECURITY AGREEMENT OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES HERETO. NO PARTY WILL SEEK TO CONSOLIDATE ANY
SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

            (B) THE DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE DEBTOR, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE DEBTOR AT THE ADDRESS STATED BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID. THE DEBTOR WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. THE DEBTOR WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER BE REQUIRED OF THE SECURED PARTY. NOTHING CONTAINED IN THIS PARAGRAPH SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE SECURED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE DEBTOR IN THE COURTS OF ANY JURISDICTION.

            (C) THE DEBTOR HEREBY WAIVES ALL DEFENSES AND RIGHTS TO INTERPOSE ANY SETOFF OR COUNTERCLAIM OF ANY NATURE EXCEPT ONLY A DEFENSE PERTAINING TO THE EXISTENCE OF AN EVENT OF DEFAULT OR A COUNTERCLAIM TO THE EXTENT THAT THE FAILURE TO SO ASSERT SUCH

COUNTERCLAIM WOULD PERMANENTLY PRECLUDE THE PROSECUTION OR RECOVERY UPON THE
SAME.

            Section 14. Changes in Writing.

            Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

            Section 15. Choice of Law; Meaning of Terms.

            This Security Agreement shall be construed in accordance with and governed by the internal laws (as opposed to conflict of law provisions) and decisions of the State of New York applicable to contracts made and performed in said State, except to the extent that remedies provided by the laws of any State other than New York are governed by the laws of said State. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code have the meanings therein stated.

            Section 16. Marshalling; Payments Set Aside.

            The Secured Party shall be under no obligation to marshall any assets in favor of the Debtor or any other party or against or in payment of any or all of the Obligations. To the extent that the Debtor makes a payment or payments to the Secured Party or the Secured Party enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            Section 17. Severability.

            Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            Section 18. Headings.

            The headings in this Security Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning, construction or effect of this Agreement or any other provision of this Agreement.

            IN WITNESS WHEREOF, this Security Agreement has been executed by the parties hereto all as of the day and year first above written.

WITNESS:

LONG DISTANCE DIRECT, INC.              By   /s/ Michael Preston
--------------------------                --------------------------------------
                                        Name:  Michael Preston
                                        Title: V-P, CFO


                                        By   /s/ L.R. Zingale
__________________________                --------------------------------------
                                        Name:  L. R. Zingale
                                        Title: Spec. Mkts. V.P.

                                    EXHIBIT A

                    Additional Representations and Warranties

            1. The exact title of the Debtor is: Long Distance Direct, inc. The Debtor has not need any other corporate name within the previous ten (10) years.

            2. The Debtor uses in its business and owns the following trade names: LDDI

            3. The Debtor maintains its books and records relative to its accounts and its inventory at:

               One Blue Hill Plaza, Pearl River, New York 10965-3104

            4. No tangible property constituting any of the Collateral is or will be, or has been in the six months preceding the date of this Agreement, located in or at any premises other than those identified in items 5 and 6 below.

            5. The chief executive office of the Debtor is:

               One Blue Hill Plaza, Pearl River, New York 10965-3104

            6. In addition to the location described in item 3 above, the Debtor owns or has an interest in personal property located at:

          Address                          Record Owner of Real Estate
          -------                          ---------------------------